Exhibit 10.15(f)
Loan No. RX0024T6H

EIGHTH AMENDMENT TO
PROMISSORY NOTE AND SUPPLEMENT
(Revolving Term Loan)
    THIS EIGHTH AMENDMENT TO PROMISSORY NOTE AND SUPPLEMENT (this “Amendment”), is entered into as of May 15, 2026, between TIDEWATER UTILITIES, INC., a Delaware corporation (the “Company”), and CoBANK, ACB, a federally chartered instrumentality of the United States (“CoBank”).
BACKGROUND
The Company and CoBank are parties to a Promissory Note and Supplement (Revolving Term Loan Supplement) dated as of March 19, 2009, and number RX0024T6, as amended by a First Amendment to Promissory Note and Supplement dated as of August 31, 2011, a Second Amendment to Promissory Note and Supplement dated as of October 15, 2014, a Third Amendment to Promissory Note and Supplement dated as of March 7, 2017, a Fourth Amendment to Promissory Note and Supplement dated as of August 19, 2020, an Omnibus Amendment to Promissory Notes and Supplements dated as of December 6, 2022, a Sixth Amendment to Promissory Note and Supplement dated as of May 11, 2023, and a Seventh Amendment to Promissory Note and Supplement dated as of July 24, 2025 (collectively, the “Supplement”). The parties now desire to amend the Supplement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
SECTION 1.    Defined Terms. All capitalized terms used herein and not defined herein shall have the meanings given to those terms in the Supplement or in the “MLA” (as defined in the Supplement).
    SECTION 2.    Amendment. Section 3 of the Supplement is hereby amended and restated to read as follows:
SECTION 3. Term. The term of the Commitment shall be from the date hereof, up to and including May 20, 2029, or such later date as CoBank may, in its sole discretion, authorize in writing.
    SECTION 3.    Representations and Warranties. To induce CoBank to enter into this Amendment, the Company represents and warrants that: (A) except for such as have been obtained, are in full force and effect, and are not subject to appeal, no consent, permission, authorization, order or license of any governmental authority or of any party to any agreement to which the Company is a party or by which it or any of its property may be bound or affected, is necessary in connection with the execution, delivery, performance or enforcement of this Amendment; (B) the Company is in compliance with all of the terms of the Loan Documents, and no Default or Event of Default exists; and (C) this Amendment has been duly authorized,

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executed and delivered by the Company, and creates legal, valid, and binding obligations of the Company which are enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the rights of creditors generally. Without limiting (B) above, the Company represents and warrants that it is in compliance with all notice provisions of the Loan Documents, including, without limitation, the requirement to notify CoBank of the commencement of material litigation and of certain environmental matters.
    SECTION 4.    Confirmation. Except as amended by this Amendment, the Supplement shall remain in full force and effect as written.
SECTION 5. Counterparts and Electronic Delivery. This Amendment may be executed in counterparts (and by different parties in different counterparts), each of which shall constitute an original, and all of which when taken together shall constitute a single agreement. In addition, this Amendment may be delivered by electronic means.
Signature page on next page

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    IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers as of the date shown above.

CoBANK, ACB		TIDEWATER UTILITIES, INC.

By:	/s/ Jared A Greene	By:	/s/ Robert J. Capko
Name: Title:	Jared A Greene Associate Corporate Secretary	Name: Title:	Robert J. Capko Treasurer

Signature page to Eighth Amendment to Promissory Note and Supplement (Revolving Term Loan) (RX0024T6H)